Going Concern	12 Months Ended
Mar. 31, 2023
Going Concern [Abstract]
GOING CONCERN

NOTE 2 — GOING CONCERN

The Company’s financial statements as of March 31, 2023, is prepared using generally accepted accounting principles in the United States of America applicable to a going concern, which contemplates the realization of assets and liquidation of liabilities in the normal course of business. The Company has suffered recurring losses from operations that raise substantial doubt about its ability to continue as a going concern.

As of March 31, 2023, the Company had current assets of RMB237.0 million (US$34.5 million) and current liabilities of RMB245.7 million (US$35.8 million), resulting in a working capital deficit of approximately RMB8.7 million (US$1.3 million). As of March 31, 2022, we had current assets of RMB192.9 million and current liabilities of RMB163.1 million, resulting in a working capital of approximately RMB29.8 million.

The Company had accumulated deficit of RMB88.2 million (US$12.8 million) and RMB175.9 million (US$25.6 million) as of March 31, 2022 and 2023, respectively. For the fiscal year ended March 31, 2023, the Company incurred a net loss of RMB87.6 million (US$12.7 million). Net cash outflow was RMB15.1 million (US$2.2 million) from operations for the fiscal year ended March 31, 2023, a decrease of cash outflow of RMB5.8 million compared to the net cash outflow of RMB20.9 million for the fiscal year ended March 31, 2022 as a result of strengthened control on turnover of inventory. The Company continues to focus on improving operational efficiency and cost reductions, developing core cash-generating business and enhancing efficiency. The Company expects that the existing and future cash generated from operation will be sufficient to fund the future operating expenses and capital expenditure requirements.

With the new markets, such as Japan, and new product pipeline developed, the Management believes that the actions to be taken including, product offerings, geographical expansion, generate revenue through expansion of revenue streams and customer base, will further improve business efficiency and profitability. The new product pipeline aims on improvement of profitability by providing tailored and high-margin products that provide the opportunity for the Company to continue as a going concern. In addition, the Company is also working on raising additional funding to finance the operations as well as business expansion.

The consolidated financials have been prepared assuming that the Company will continue as a going concern and, accordingly financial statements do not include any adjustments related to the recoverability and classification of assets or the amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.